                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004





                                    FORM 8-K




                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 5, 1998




                          Commission file number 1-977
                                                 -----


                                 CBS CORPORATION
                                 ---------------
                          (Exact name of registrant as
                            specified in its charter)



        PENNSYLVANIA                                25-0877540
        ------------                                ----------

       (State or other jurisdiction                 (I.R.S. Employer
       of incorporation)                            Identification Number)


                     51 West 52nd Street, New York, NY 10019
                     ---------------------------------------
               (Address of principal executive offices; zip code)




                                 (212) 975-4321
                                 --------------
                (Registrant's Telephone No., including area code)

Item 5.       Other Events

On August 5 1998, the Registrant issued a press release concerning earnings for the quarter and year-to-date ended June 30, 1998. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein. A copy of the Condensed Consolidated Statement of Income for the quarter and year-to-date ended June 30, 1998 and 1997 is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety. The segments formerly known as Network, Television Stations, and Cable will be combined into one segment titled Television. This segment reflects the changes in the management of the Television business. This action had no impact on the Registrant's results of operations or financial position for any current or prior periods. A copy of the restated segments for 1998, 1997, and 1996 by quarter and total year, 1995, 1994, and 1993, is attached hereto as Exhibit 99.3 and incorporated herein in its entirety.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)  Exhibits

                    Exhibit No.

                    99.1 Press release concerning earnings of the Registrant for the quarter ended June 30, 1998 is filed as
                           Exhibit 99.1 to this Report.

                    99.2 Condensed Consolidated Statement of Income for the quarter and year-to-date ended June 30, 1998, is filed as Exhibit 99.2 to this Report.

                    99.3 Segment Results for 1998, 1997, and 1996, by quarter and total year 1995, 1994, and 1993 is filed as
                           Exhibit 99.3 to this Report.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                            CBS CORPORATION
                                                              (Registrant)



                                                     By: /s/ CAROL V. SAVAGE
                                                        ------------------------
                                                             Carol V. Savage
                                                         Vice President, Finance


Date: August 5, 1998

                                  EXHIBIT INDEX



Exhibit No.           Description                            Sequential Page No.
-----------           -----------                            -------------------

99.1                  Press Release

99.2                  Condensed Consolidated Statement of
                      Income for the quarter and
                      year-to-date ended June 30, 1998 and
                      1997.

99.3                  Segment Results for 1998, 1997,  and
                      1996 by quarter and total year 1995,
                      1994, and 1993.